INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED JULY 8, 2019 TO THE SUMMARY

PROSPECTUS DATED DECEMBER 28, 2018 OF:

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)

(the “Fund”)

Effective immediately, the Fund’s Summary Prospectus is revised as follows:

The fourth paragraph under the heading “Invesco High Yield Defensive Index” in the Section “Principal Investment Strategies” on page 2 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the HY Defensive Index. At each monthly HY Defensive Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the HY Defensive Index, and current constituents with a Quality Score in the top 50% of eligible securities remain in the HY Defensive Index provided that they satisfy all other eligibility criteria. HY Defensive Index constituents are equally weighted.

The fourth paragraph under the heading “Invesco Investment Grade Defensive Index” in the Section “Principal Investment Strategies” on page 2 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the IG Defensive Index. At each monthly IG Defensive Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the IG Defensive Index, and current constituents with a Quality Score in the top 50% of eligible securities remain in the IG Defensive Index provided that they satisfy all other eligibility criteria. IG Defensive Index constituents are equally weighted.

The following paragraph is added immediately after the last paragraph under the heading “Invesco U.S. Fixed Rate 30-Year MBS Index” in the Section “Principal Investment Strategies” on page 2 of the Summary Prospectus:

Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions.

The sixth paragraph under the heading “Invesco Investment Grade Value Index” in the Section “Principal Investment Strategies” on page 3 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the IG Value Index. At each monthly IG Value Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the IG Value Index, and current constituents with a QAV Score in the top 50% of eligible securities remain in the IG Value Index provided that they satisfy all other eligibility criteria. IG Value Index constituents are equally weighted.

The fourth paragraph under the heading “Invesco Emerging Markets Debt Defensive Index” in the Section “Principal Investment Strategies” on page 4 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by Quality Score. Initially, bonds with Quality Scores in the top 40% of eligible securities are selected for inclusion in the EM Debt Defensive Index. At each monthly EM Debt Defensive Index rebalance, any new eligible security with a Quality Score in the top 30% of eligible securities is added to the EM Debt Defensive Index, and current constituents with a Quality Score in the top 60% of eligible securities remain in the EM Debt Defensive Index provided that they satisfy all other eligibility criteria. EM Debt Defensive Index constituents are modified market-value weighted.

The sixth paragraph under the heading “Invesco Emerging Markets Debt Value Index” in the Section “Principal Investment Strategies” on page 4 of the Summary Prospectus is replaced with the following:

All eligible securities are ranked by QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the EM Debt Value Index. At each monthly EM Debt Value Index rebalance, any new eligible security with a QAV Score in the top 30% of eligible securities is added to the EM Debt Value Index, and current constituents with a QAV Score in the top 60% of eligible securities remain in the EM Debt Value Index provided that they satisfy all other eligibility criteria. EM Debt Value Index constituents are modified market-value weighted.

The Section “Principal Risks of Investing in the Fund—Mortgage-Backed Securities Risk” on page 6 of the Summary Prospectus is replaced with the following:

Mortgage-Backed Securities Risk. Investments in mortgage-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

The Section “Principal Risks of Investing in the Fund—Portfolio Turnover Risk” on page 6 of the Summary Prospectus is replaced with the following:

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index, as well as engage in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund.

Please Retain This Supplement for Future Reference.

P-PS-IMFP-PROSUP-1 070819